John Hancock Sector Funds
                 Supplement to the Prospectus dated May 1, 2000

John Hancock Financial Industries Fund

Shareholders of record on September 12, 2000 will be asked to eliminate the investment restriction requiring John Hancock Financial Industries Fund to invest more than 25% of its assets in the banking industry. If this change is approved by shareholders, the first paragraph of the "Goal and Strategy" section on page 4 will be deleted and replaced with the following:

         The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

Shareholders of record on September 12, 2000 will also be asked to modernize the fund's fundamental investment restrictions by approving changes to the fund's restrictions on borrowing money, issuing senior securities, purchasing real estate and commodities, purchasing securities on margin and making short sales.

John Hancock Technology Fund

Shareholders of record on September 12, 2000 will be asked to amend the investment objective of John Hancock Technology Fund to eliminate income as a secondary objective. If this change is approved by shareholders, the first sentence of the "Goal and Strategy" section on page 12 will be deleted and replaced with the following:

         The fund seeks long-term growth of capital.

Shareholders of record on September 12, 2000 will also be asked to modernize the fund's fundamental investment restrictions by approving changes to the fund's restrictions on investing in technology companies, borrowing money, purchasing real estate and commodities, and issuing senior securities.

9/13/00